 Presentation to the Annual General MeetingStefan Frischknecht, Fund Manager  Portfolio and Performance ReviewThe Swiss Helvetia Fund, Inc.  September 2022

 Agenda  1  01  Performance  02  Portfolio positioning  03  Outlook  04  Case for Swiss equities

 Performance

 Performance Q2 2022 and YTD 2022  NAV and price performance in USD  3  Source: Schroders, fund performance as published on website (www.swzfund.com); August 31, 2022.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Performance in USD %  YTD 2022(Jan-Aug)  3 months  1 year  3 years  p.a.  5 years  p.a.  NAV (US GAAP) as per quarterly filings  -21.15%  -6.84%  -18.50%  4.10%  4.32%  Swiss Performance Index, SPI  -20.15%  -7.75%  -17.53%  5.63%  6.29%  Difference NAV  -1.0%  +0.91%  -0.97%  -1.53%  -1.97%  Performance in USD %  YTD 2022(Jan-Aug)  3 months  1 year  3 years  p.a.  5 years  p.a.  Share price SWZ  -21.93%  -10.08%  -19.71%  4.03%  3.35%  Swiss Performance Index, SPI  -20.15%  -7.75%  -17.53%  5.63%  6.29%  Difference  -1.78%  -2.33%  -2.18%  -1.60%  -2.94%  Net asset value  Share price

 Recent 3 year and 5 year period:  Relative performance has lagged the benchmark due to style:Our investment philosophy in Swiss equities builds on three style biases: Quality, Value and smaller capitalization.  Quality, especially balance sheet strength and lower debt/equity ratios have tended to outperform. This has helped, however the two other factors have been much more dominant.  Value: there have been numerous empirical studies that have supported the argument that value stocks outperform the general market. We acknowledge that the past 5 years approx. have been dominated by growth; the MSCI Switzerland Growth has outperformed its Value counterpart by almost 12% in local currency (CHF) over the past 5 years. We do not see this as a sign of a breakdown of previously observed factor returns, but rather as a good starting point to emphasize value as there is a large catch-up potential currently.  Small & medium sized companies: we believe it is more likely to find mis-priced stocks in this market segment that has less observers than to spot them among closely followed large cap companies. Furthermore, we think a small or medium sized company, often acting in a niche, has more room to outgrow the market, which also helps it to outperform the benchmark index. However, over the past 5 years, the index for Swiss Small & Medium Sized stocks (SPI EXTRA Total Return) has underperformed the Swiss Performance Index, SPI by 17.5% in local currency (CHF).  Furthermore, illiquid privately held investments that were entered into by our predecessors, and which cannot be exited, have also acted as a drag on performance.  YTD  While our value bias has been a positive, small & medium sized companies have underperformed.  The individual effects have led to a NAV performance more or less in line with benchmark, and to -1.0% after costs  Outperformance over last 3 months give us confidence that we are well positioned.  We have been using our new line of credit in July and August with a positive contribution to relative performance  Performance comment  Driving factors for relative performance of NAV  4   Source: Schroders, fund performance as published on website (www.swzfund.com), Bloomberg for index performance, August 31, 2022; year-to-date performance as at August 31, 2022.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

Performance attribution – stock level

Top & Bottom 10 contributions to relative performance YTD 2022

Top ten public stock contributions (USD)

		Total effect %
Sika	(Under)	+0.4
Givaudan	(Under)	+0.3
Aryzta	(Over)	+0.3
Straumann	(Under)	+0.3
Lonza	(Under)	+0.3
Credit Suisse	(Under)	+0.2
Bkw	(Over)	+0.2
Sig Group	(Over)	+0.2
Zurich Insurance	(Over)	+0.1
Alcon	(Under)	+0.1

Bottom ten public stock contributions (USD)

		Total effect %
Ams-Osram	(Over)	-0.6
Swissquote	(Over)	-0.5
Logitech	(Over)	-0.5
Partners Group	(Over)	-0.2
Comet	(Over)	-0.2
Holcim	(Under)	-0.2
Belimo	(Over)	-0.2
Polypeptide	(Over)	-0.1
Novartis	(Under)	-0.1
Tecan Group	(Over)	-0.1

Source: Schroders, Aladdin Explore, August 31, 2022; "over" means overweight; "under" means underweight compared to Swiss Performance Index; "zero" means no position.

5

Schroders

Portfolio positioning

 Top ten holdings absolute  Top relative weights  Portfolio positioning  As per August 31, 2022  7  Source: Schroders, Bloomberg, August 31, 2022  Name  Absolute weight  Nestlé  21.5%  Roche  12.9%  Novartis  10.6%  Richemont  5.0%  Zurich Insurance  4.4%  Partners Group  3.0%  UBS  2.3%  Logitech  2.3%  Swiss Life  1.9%  SIG Combibloc  1.9%  Total  65.8%  Name  Relative weight %  Arytza  +1.8%  Logitech  +1.8%  Partners  +1.6%  Tecan  +1.4%  BKW  +1.4%  Roche  -2.3%  Alcon  -2.1%  Novartis  -1.9%  Holcim  -1.6%  Swiss Re  -1.4%

 Portfolio positioning  ICB classification  8  Source: Aladdin, August 31, 2022  SWZ  SPI  Rel. %  30.7%  35.5%  -4.8%  21.4%  22.4%  -1.0%  10.3%  9.3%  +1.0%  8.4%  7.2%  +1.2%  10.4%  7.0%  +3.4%  3.3%  5.8%  -2.5%  6.9%  4.5%  2.4%  0.4%  2.4%  -2.0%  5.4%  1.6%  +3.8%  0.0%  1.4%  -1.4%  0.0%  1.1%  -1.1%  0.0%  0.9%  -0.9%  0.1%  0.4%  -0.3%  0.1%  0.2%  -0.1%  0.0%  0.2%  -0.2%  0.0%  0.1%  -0.1%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  2.2%  0.0%  +2.2%  0.4%  0.0%  +0.4%

 Portfolio positioning  Changes in positioning year-to-date August 2022  9  Source: Schroders, August 31, 2022  New Positions  Givaudan  Kuehne & Nagel  Increased Positions  AMS  Arytza  Baloise  BKW  Comet  Forbo  Idorsia  Logitech  Lonza  Medacta  Nestlè  OC Oerlikon  Partners Group  Richemont  Sika  Straumann  Tecan  VAT  Decreased Positions  ABB  Novartis  Roche  Schindler  SFS  SIG Combibloc  Sonova  Swatch  Swiss Life  Swissquote  UBS  Zurich Insurance  Sold Positions  Alcon  Cembra Money Bank  Credit Suisse  SGS

 Portfolio positioning  Select metrics regarding value, quality and small & mid caps  10  Source: Aladdin, Bloomberg, Schroders, August 31, 2022.  Swiss Performance Index  Swiss Helvetia Fund  Value  P/E 2022 est  17.0X  16.7x  P/E 2023 est  15.4x  15.1x  Price/book  2.1x  2.9x  Quality  Net debt to equity  30.1%  4.5%  Goodwill to equity  41.3%  37.1%  Small & Mid Caps  Small & Mid Caps weight  19.1%  30.8%  Portfolio characteristics

 Risk measures (ex private equity)  Portfolio turnover  Portfolio positioning  Key statistical measures  11  Source: Schroders, Aladdin View, August 31, 2022.  Swiss Helvetia Fund  August 31, 2022  August 31, 2021  Tracking error  2.2%  2.2%  Beta  1.01  1.03  Relative VaR (95%)  1.0%  1.0%  Volatility  18.0%  17.2%  Active share  29.5%  29.3%  Swiss Helvetia Fund  Turnover in % of AuM YTD August 2022  10.5% / 18.3%   Turnover calculation method:(lesser of buys or sells) / (average AuM)  (sells) / (average AuM)

 Outlook

 Corporate earnings relatively resilient but with more uncertainty  Stocks offer an attractive dividend and some inflation protection  We find again a ‘normal’ number of cheap stocks, while at end of 2021 these were rare  Corporate earnings outlook more uncertain  Stagflation (risk) is not good for equities as it erodes demand and threatens margins  General exogenous risks (such as an escalation of trade or conventional wars)  Outlook & market situation   Positives and negatives  13  Source: Schroders. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.   Positives  Negatives  Global  Swiss  Many market leaders   Low inflation in international context  More resilient balance sheets  Swiss companies benefit from diversified global economic exposure  Worsening of EU – CH relations

 Swiss companies are very international  Revenues by country  1 Swiss Helvetia Fund; 2 Schroders European Fund (GB67812001); 3 Schroder Global Enhanced Index Fund QEP (GB71659001).  Difference from 100% is due to cash holdings and unmatched geographies   Source: Schroders, August 31, 2022.   14   Switzerland1 Europe2 World3  home market  home market  home market

 Investment outlook  Global comparison of dividend yield versus government bond yield  15  Source: Schroders, Bloomberg, July 31, 2022

 Investment outlook  Global comparison of earnings expectations  Source: Schroders, Bloomberg, August 26, 2022; all earnings converted into USD.  16

 Case for Switzerland

 The Swiss stock market has a large proportion of global market leaders (not only among large corporations), with competitive advantages  High innovation rate  Global diversification helps in the current environment of synchronized growth  Generally strong ESG performance and absence of “sin stocks”  Swiss companies remained competitive despite the historic appreciation of the Swiss franc  The difference between dividend yield and 10 year government bond yield stands out  Why are Swiss equities attractive?  Source: Schroders. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.   18

 The International Institute for Management Development has been looking into drivers of competitiveness and prosperity in 63 economies. Amongst others, the following help explain the strong position of Switzerland:  Domestic economy  Infrastructure  Governance efficiency  Productivity & business efficiency  Labor market  Tax policy  Switzerland has been ranked within the top 4 economies over the last 5 years.   Switzerland offers an attractive business environment  19  Source: International Institute for Management Development (IMD), World Competitiveness Ranking 2022, rank out of 63 economies

 Switzerland is an innovation leader  20  Source: European Innovation Scoreboard 2021

 Global leadership results in high profitability  Swiss company leadership transforms into margins  21  Source: Schroders, Bloomberg, December 31, 2021.

 Swiss companies are very international  Revenues by country  Source: Schroders, August 31, 2022. Country / Regional revenue distribution is represented by the following funds, which with the exception of the Swiss Helvetia Fund, Inc are not available to US investors: 1 Swiss Helvetia Fund; 2 Schroders European Fund (GB67812001); 3 Schroder Global Enhanced Index Fund QEP (GB71659001).   22   Switzerland1 Europe2 World3

 Long term outperformance of Swiss equities  23  Source: Schroders, July 31, 2022. All data in USD. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Long-term reasons to invest  Long-term historic outperformance due to:  Many global leaders  Balanced geographical diversification  High innovation rate  Highly skilled and productive labour force  High profit margins  Political system (stability, taxes, labour law)  Quality infrastructure  Low debt (at companies and government)  Strong CHF seen as asset, not disadvantage  2.5% p.a. in USD  10.0% p.a. in USD  7.5% p.a. in USD

 Swiss companies are used to an appreciating Swiss Franc.   High efficiency and strong focus on productivity gains  High innovation rate  Market leaders in their respective niches  Global production footprint provides a substantial natural hedge  Solid balance sheets  Sharp moves in exchange rate (as happened in 2011 and 2015) had short term impacts that were successfully absorbed after 1-2 years in terms of margin recovery  CHF appreciation is nothing new  Source: Schroders, Bloomberg, July 31, 2022. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.  24

 Swiss Equity Market  Attractive risk / return profile compared to Europe  25  Source: Bloomberg, July 31, 2022, all data in USD.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Switzerland  10.0% p.a. / Volatility 17.8%  Europe  6.4% p.a. / Volatility 21.1%  USA  10.6% p.a. / Volatility 16.7%

 Swiss Equity Market  World’s Top Countries by Market Cap  26  Source: Bloomberg, World Bank, December 31, 2020.   Rank  Market  Mkt Cap (US$ trillion)  1  USA  40.7  2  China  12.2  3  Japan  6.7  4  Hong Kong  6.1  5  France  5.4  6  United Kingdom  3.6  7  Canada  2.6  8  India  2.6  9  Saudi Arabia  2.4  10  Germany  2.3  11  Korea  2.2  12  Switzerland  2.0  Top 10  78.8  World  83.5

 Performance of The Swiss Helvetia Fund  Compared to ETF and European Index since introduction of the EURO  27  Source: Schroders, Bloomberg July 31, 2022.  Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Swiss ETF  The Swiss Helvetia Fund  MSCI Europe   (ex Switzerland)

 Important information  28  The Fund is a closed-end investment product. Common stock of the Fund is only available for purchase/sale on the NYSE at the then current market price. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  This presentation is intended to be for information purposes only and it is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of the Fund’s shares or any other financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information herein is believed to be reliable but Schroder Investment Management North America Inc. does not warrant its completeness or accuracy.  The returns presented represent past performance and are not necessarily representative of future returns, which may vary. The value of investments can fall as well as rise as a result of market or currency movements.  All investments, domestic and foreign, involve risks, including the risk of possible loss of principal. The market value of a fund’s portfolio may decline as a result of a number of factors, including adverse economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including among others risks related to political or economic instability, foreign currency (such as exchange, valuation, and fluctuation) risk, market entry or exit restrictions, illiquidity, and taxation.  The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets.   The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from sources we consider to be reliable. No responsibility can be accepted for errors of facts obtained from third parties. Reliance should not be placed on the views and information in the document when taking individual investment and/or strategic decisions.  Definitions: Active share represents the proportion of stock holdings in the Fund that is different from the properties found in the benchmark. Beta measures the sensitivity of the Fund to the movements of its benchmark. Volatility is measured by Standard deviation, which is the risk or volatility of an investment’s return over a particular time period; the greater the number, the greater the risk or volatility. Tracking error is the difference between the price behavior of a position or a portfolio and the price behavior of a benchmark. VaR is Value at Risk, a widely used risk measure of the risk of loss on a specific portfolio of financial exposures.  For more information, visit www.swzfund.com